SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Growth Trust
(Name of Registrant as Specified in Its Charter)

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QUESTIONS AND ANSWERS Regarding the Special Meeting of Shareholders of Eaton Vance Worldwide Health Sciences Fund

WHAT IS BEING PROPOSED?

You are being asked to vote on two proposals. The first proposal is to amend and restate the advisory agreement between the Worldwide Health Sciences Portfolio (the “Portfolio”) and OrbiMed Advisors LLC (“OrbiMed”). The second proposal is to approve a proposed management agreement between the Portfolio and Eaton Vance Management (“EVM”), which will replace the current administration agreement between EVM and the Portfolio.

WHAT EFFECT WILL THE PROPOSED CHANGES HAVE ON THE INVESTMENT MANAGEMENT OF THE PORTFOLIO?

OrbiMed (or its predecessor entity) and EVM have provided management services to the Portfolio since its inception. The proposed changes are not expected to have any effect on the nature or quality of such services.

WHAT EFFECT WILL THE PROPOSED CHANGES HAVE ON THE INVESTMENT ADVISORY FEE RATE AND THE MANAGEMENT FEE RATE PAYABLE BY THE PORTFOLIO?

The aggregate of the asset-based advisory and management fee rates payable to OrbiMed and EVM, respectively, is reduced under the proposed advisory and management agreements. In the case of the proposed advisory agreement, the rate of the maximum performance adjustment is changed (see below). While the fee rate payable to EVM increases under the proposed management agreement, the aggregate asset-based fee rate payable under the proposed advisory and management agreements will be lower after the implementation of the new agreements. In addition, the fee schedule used to calculate the asset-based fee under the proposed advisory agreement is modified to eliminate higher fee rates applicable to average daily net assets of under $50 million.

HOW IS THE PERFORMANCE ADJUSTMENT UNDER THE ADVISORY AGREEMENT CHANGING?

After considering recommendations from OrbiMed and EVM, the Board determined to change the benchmark for determining the performance adjustment under the advisory agreement to the MSCI World Health Care Index from the S&P 500 Index. The MSCI World Health Care Index more closely resembles the composition of the Portfolio, including the universe of securities considered for investment by the Portfolio and, as such, the interests of the Portfolio and OrbiMed would more closely align if the benchmark were changed. In addition, the maximum amount of the performance adjustment (plus or minus) would be changed from a maximum of 0.25% annually to 0.15% annually.

WHY AM I BEING ASKED TO APPROVE A PROPOSED MANAGEMENT AGREEMENT?

Under the current administration agreement, EVM has provided the Portfolio with certain administrative services since its inception. Under the proposed management agreement, EVM will continue to provide the current administrative services, but also will provide additional management services including overseeing and monitoring the activities and services provided by the investment adviser and providing periodic reports to the Board with respect thereto. As such, the Board concluded it is appropriate for the proposed management agreement to be approved by shareholders. In addition, as noted above, the fee payable to EVM under the proposed management agreement will increase relative to the fee payable to it under the current administration agreement. As noted above, the aggregate asset-based fee rate payable under the proposed advisory and management agreements will be lower after the implementation of the new agreements.

WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

The Trustees recommend that you vote in favor of both proposals.

WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE PROPOSALS?

If both proposals are not approved, the current advisory agreement and the current administration agreement will continue and the Board will consider what actions, if any, may be appropriate.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card, then mailing it in the postage-paid envelope provided. Alternatively, you can vote by telephone by calling the toll-free number on your proxy card or by computer by going to the internet address provided on your proxy card, and following the instructions given, using your proxy card as a guide.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

Yes, a written proxy is revocable prior to the meeting by sending a signed written note with instructions to the Fund’s proxy tabulator, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked in the same manner as written proxies.

WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS?

Implementation of each proposal is contingent upon the approval of the other proposal. Approval of Proposal 1 and Proposal 2 each require the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio, or (b) 67% or more of the voting securities of the Portfolio present at a meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. The Fund, as an interest holder in the Portfolio, will cast its votes with respect to the Portfolio’s new advisory and management agreements in the same proportion as the votes cast by Fund shareholders at the meeting.

VIDEO Script  The Importance of Voting Your Proxy

Hello.  I’m Tom Faust, Chairman and CEO of Eaton Vance.

I’d like to talk about the importance of voting the fund shareholder proxy materials you receive.

These votes cover important matters about the fund.  As a shareholder, you have the right to be heard.

If sufficient shareholders to constitute a quorum don’t vote, then we must actively solicit additional votes through follow up mailings and phone calls.

The cost of a lengthy proxy solicitation can be substantial, and is typically an expense of the fund.

So ultimately it is you, the shareholder, who pays for it.

That’s why it’s so important to vote, and to vote early.

So please – if you have not done so already cast your vote today.

Thank you.